Exhibit 10.204

                               SECOND AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

            THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is entered into as of February 9, 2001, by and among CATALINA LIGHTING, INC., a Florida corporation ("Domestic Borrower"), CATALINA INTERNATIONAL PLC, a limited company organized under the laws of England and Wales (Registered in England No. 03949382) ("Holdings Borrower"), and RING LIMITED (formerly known as Ring PLC), a limited company organized under the laws of England and Wales (Registered in England No. 29796) ("Sterling Borrower"; Domestic Borrower, Holdings Borrower and Sterling Borrower are collectively referred to herein as the "Borrowers" and individually as a "Borrower"), SUNTRUST BANK, a Georgia banking corporation ("SunTrust"), and the other banks and lending institutions that are signatories to this Amendment (SunTrust and such other banks and lending institutions, collectively, the "Lenders"), SUNTRUST BANK, in its capacities as Administrative Agent for the Lenders (the "Administrative Agent"), as Domestic Issuing Bank (the "Domestic Issuing Bank") and as Domestic Swingline Lender (the "Domestic Swingline Lender"), as UK Swingline Lender (the "UK Swingline Lender") and as UK Issuing Bank (the "UK Issuing Bank").

                              W I T N E S S E T H

         WHEREAS, the Borrowers, the Lenders, the Administrative Agent, the Domestic Swingline Lender, the Domestic Issuing Bank, the UK Swingline Lender and the UK Issuing Bank entered into that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of September 22, 2000, (as amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement");

         WHEREAS, the Borrowers, the Lenders, the Administrative Agent, the Domestic Swingline Lender, the Domestic Issuing Bank, the UK Swingline Lender and the UK Issuing Bank entered into that certain First Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 22, 2000;

         WHEREAS, the Borrowers, the Lenders, the Administrative Agent, the Domestic Swingline Lender, the Domestic Issuing Bank, the UK Swingline Lender and the UK Issuing Bank are amending the Credit Agreement so as to make certain changes in the terms and conditions of the Credit Agreement as are more fully set forth herein.

         NOW THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, the Borrowers, the Lenders, the Administrative Agent, the Domestic Swingline Lender, the Domestic Issuing Bank, the UK Swingline Lender and the UK Issuing Bank hereby amend the Credit Agreement as follows:

                                  A. AMENDMENT

         1. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

         2. Exhibit G to the Credit Agreement is hereby replaced by the attached Exhibit G.

         3. Section 1.01 of the Credit Agreement is hereby amended so as to add the following new definitions:

                  "Initial Additional Capital" shall mean a transaction or a series of transactions to generate funds whereby the Domestic Borrower
         (x) enters into documentation satisfactory to the Administrative Agent and the Lenders evidencing the Domestic Borrower's incurrence of Subordinated Debt, in addition to Required Subordinated Debt, which shall mature no earlier than the later of (i) six months after the Revolving Credit Termination Date, (ii) the Term A Loan Maturity Date, and (iii) the Term B Loan Maturity Date which shall have terms and conditions acceptable to Administrative Agent and the Required Lenders in their sole discretion, including but not limited to, matters involving payment blockage, scheduled payments on the Subordinated Debt, the definition of senior Indebtedness, and standstill provisions;
         (y) makes a sale of part of its fixed assets; or (z) accomplishes an equity infusion relating to the issuance of common or preferred stock, and whereby the net cash proceeds of such transaction or series of transactions shall be no less than $5,000,000.

                  "Required Subordinated Debt" shall have the meaning set forth in section 8.07.

                  "Secondary Additional Capital" shall mean a transaction or a series of transactions to generate funds whereby the Domestic Borrower
         (x) enters into documentation satisfactory to the Administrative Agent and the Lenders evidencing the Domestic Borrower's incurrence of Subordinated Debt, in addition to Required Subordinated Debt, which shall mature no earlier than the later of (i) six months after the Revolving Credit Termination Date, (ii) the Term A Loan Maturity Date, and (iii) the Term B Loan Maturity Date which shall have terms and conditions acceptable to Administrative Agent and the Required Lenders in their sole discretion, including but not limited to, matters involving payment blockage, scheduled payments on the Subordinated Debt, the definition of senior Indebtedness, and standstill provisions;
         (y) makes a sale of its assets; or (z)
         accomplishes an equity infusion relating to the issuance of common or preferred stock, and whereby the net cash proceeds of such transaction or series of transactions shall be no less than $5,000,000; provided, however, any funds raised as Secondary Additional Capital shall be in addition to and shall not include any Initial Additional Capital.

         4. Section 1.01 of the Credit Agreement is hereby amended so that, from and after the date hereof, the definitions of "Applicable Base Rate Margin," "Applicable LIBOR Margin," and "Consolidated Excess Cash Flow" set forth therein shall read as follows:

                  "Applicable Base Rate Margin" shall mean, for the period commencing January 1, 2001 and continuing until such time that the Leverage Ratio reflected by the annual financial statements required under Section 8.07(a) or the quarterly financial statements for each Fiscal Quarter required under Section 8.07(b) is less than 3.50:1:00 calculated as of the relevant determination date for the preceding four fiscal quarter period then ending, 2.00% per annum. If the Leverage Ratio reflected by the annual financial statements required under
         Section 8.07(a) or the quarterly financial statements for each Fiscal Quarter required under Section 8.07(b) becomes less than 3.50:1:00 calculated as of the relevant determination date for the preceding four fiscal quarter period then ending, then, at such time, the Applicable Base Rate Margin shall mean the applicable percentage per annum determined from the chart set forth below:

                                                The Applicable Base Rate Margin
                If the Leverage Ratio is:              For the Loans is:
                -------------------------              -----------------
         Less than 1.50:1.00                                 0.75%
         Greater than or equal to                            1.00%
         1.50:1.00 but less than
         2.00:1.00
         Greater than or equal to                            1.25%
         2.00:1.00 but less than
         2.50:1.00
         Greater than or equal to                            1.50%
         2.50:1.00 but less than
         3.00:1.00
         Greater than or equal to                            1.75%
         3.00:1.00 but less than
         3.50:1.00
         Greater than or equal to                            2.00%
         3.50:1.00

                  Each change in the Applicable Base Rate Margin resulting from a change in the Leverage Ratio shall be effective on the second Business Day immediately following the date of delivery to the Administrative Agent of the annual financial statements required under Section 8.07(a), or the quarterly financial statements for each Fiscal Quarter required under Section 8.07(b), as applicable, in each case together with the compliance certificate required by Section 8.07(c), indicating such change; provided, however, that for the period commencing on the Closing Date and ending on the six month anniversary of the Closing Date, the Applicable Base Rate Margin shall be 1.75% per annum. Notwithstanding the foregoing, at any time during which the Domestic Borrower has failed to deliver such financial statements and certificates when required by Section 8.07(a),
         (b), and (c), as applicable, the Applicable Base Rate Margin shall be 2.00% per annum, which shall not include any increase in the Applicable Base Rate Margin contemplated in Section 8.10, until such time as the delinquent financial statements are delivered, at which time the Applicable Base Rate Margin shall be reset as provided above. Notwithstanding the foregoing, if the Domestic Borrower fails to obtain Initial Additional Capital by July 31, 2001, as specified in Section
         8.10 herein or fails to obtain Secondary Additional Capital by October 31, 2001, as specified in Section 8.10 herein, then Applicable Base Rate Margin shall be increased as provided for in Section 8.10 herein. Provided, further, the Applicable Base Rate Margin shall remain at 2.00% per annum, which shall not include any increase in the Applicable Base Rate Margin contemplated in Section 8.10, until such time that the Fixed Charge Coverage Ratio is greater than 1.20:1.00.

                  "Applicable LIBOR Margin" shall mean, for the period commencing January 1, 2001 and continuing until such time that the Leverage Ratio reflected by the annual financial statements required under Section 8.07(a) or the quarterly financial statements for each Fiscal Quarter required under Section 8.07(b) is less than 3.50:1:00 calculated as of the relevant determination date for the preceding four fiscal quarter period then ending, 4.75% per annum. If the Leverage Ratio reflected by the annual financial statements required under
         Section 8.07(a) or the quarterly financial statements for each Fiscal Quarter required under Section 8.07(b) becomes less than 3.50:1:00 calculated as of the relevant determination date for the preceding four fiscal quarter period then ending, then, at such time, the Applicable LIBOR Margin shall mean the applicable percentage per annum determined from the chart set forth below:

                                                The Applicable LIBOR Margin For
                If the Leverage Ratio is:                the Loans is:
                ------------------------                 ------------
         Less than 1.50:1.00                                 1.75%

         Greater than or equal to                            2.00%
         1.50:1.00 but less than
         2.00:1.00
         Greater than or equal to                            2.25%
         2.00:1.00 but less than
         2.50:1.00
         Greater than or equal to                            2.50%
         2.50:1.00 but less than
         3.00:1.00
         Greater than or equal to                            2.75%
         3.00:1.00 but less than
         3.50:1.00
         Greater than or equal to                            3.00%
         3.50:1.00

                  Each change in the Applicable LIBOR Margin resulting from a change in the Leverage Ratio shall be effective on the second Business Day immediately following the date of delivery to the Administrative Agent of the annual financial statements required under Section 8.07(a), or the quarterly financial statements for each Fiscal Quarter required under Section 8.07(b), as applicable, in each case together with the compliance certificate required by Section 8.07(c), indicating such change; provided, however, that for the period commencing on the Closing Date and ending on the six month anniversary of the Closing Date, the Applicable LIBOR Margin shall be 2.75% per annum. Notwithstanding the foregoing, at any time during which the Domestic Borrower has failed to deliver such financial statements and certificates when required by Section 8.07(a), (b), and (c), as applicable, the Applicable LIBOR Margin shall be 4.75% per annum, which shall not include any increase in the Applicable LIBOR Margin contemplated in Section 8.10, until such time as the delinquent financial statements are delivered, at which time the Applicable LIBOR Margin shall be reset as provided above. Notwithstanding the foregoing, if the Domestic Borrower fails to obtain Initial Additional Capital by July 31, 2001, as specified in Section 8.10 herein or fails to obtain Secondary Additional Capital by October 31, 2001, as specified in
         Section 8.10 herein, then Applicable LIBOR Margin shall be increased as provided for in Section 8.10 herein. Provided, further than in no event shall the Applicable LIBOR Margin for any UK Swingline Loan be less than 1.00%. Provided, further, the Applicable LIBOR Margin shall remain at 4.75% per annum, which shall not include any increase in the Applicable Base Rate Margin contemplated in Section 8.10, until such time that the Fixed Charge Coverage Ratio is greater than 1.20:1.00.

                  "Consolidated Excess Cash Flow" shall mean, for any Fiscal Year, Consolidated Adjusted EBITDA (A) minus the sum of (i) Consolidated Interest Expense for such Fiscal Year, (ii) principal payments made on Consolidated Total Debt (including voluntary and mandatory prepayments of Consolidated Total Debt made during such Fiscal Year), (iii) Consolidated Tax Expense paid during such Fiscal Year, and (iv) Consolidated Capital Expenditures made during such Fiscal Year up to $2,250,000, (B) plus or minus (i) extraordinary gains and/or losses and (ii) changes in Consolidated Working Capital from the last day of the prior Fiscal Year to the last day of such Fiscal Year.

         5. Section 5.08 (b) of the Credit Agreement is hereby amended so as to read as follows:

                  (b) The Borrowers shall prepay the Loans in accordance with
         Section 5.08(e) below in an amount equal to one hundred percent (100%) of the Net Cash Proceeds from (i) the issuance of Required Subordinated Debt, (ii) Initial Additional Capital or (iii) Secondary Additional Capital, when incurred, pursuant to Section 8.10 hereof, provided that, so long as no Default or Event of Default has occurred and is continuing, and the Borrowers shall have prepaid the Loans from the Net Cash Proceeds of the issuance of Required Subordinated Debt pursuant to
         Section 8.10 in an amount equal to at least $7,500,000 and prepaid the Net Cash Proceeds of Initial Additional Capital and Secondary Additional Capital, the Borrowers shall be required to prepay the Loans in accordance with Section 5.08(e) below in an amount equal to fifty percent (50%) of the Net Cash Proceeds from the issuance of any other Subordinated Debt. Such prepayment shall be made on the day such Subordinated Debt transaction is consummated.

         6. Section 8.05 of the Credit Agreement is hereby amended so as to add the following new subsection (c):

                  (c) Deliver to the Lenders (x) such appraisals or updated appraisals of the fixed assets of the Credit Parties (including, without limitation all Equipment and real property) at the Tupelo Warehouse and (y) appraisals of the fixed assets of the Credit Parties (including, without limitation, Equipment and real property) of the properties located at (i) Van-Line Ltd., Britannia House, Beza Road, Hunsiet Leeds, LS10 2BR, England and (ii) BMAC Ltd., Broadway, Hyde Cheshire, SK14 4QF, England, such appraisals to be conducted by an appraiser, and in form and substance, reasonably satisfactory to the Required Lenders, in each case conducted at the expense of the Domestic Borrower.

         7. Section 8.07(b) and 8.07(c) of the Credit Agreement are hereby amended so as to read as follows:

                  (b) Quarterly Financial Statements, Monthly Financial Statements. As soon as available and in any event within 45 days after the end of each Fiscal Quarter that is not the end of a Fiscal Year, balance sheets of the Consolidated Companies and the Sterling Borrower as at the end of such Fiscal Quarter presented on a consolidated basis and the related statements of income, retained earnings and cash flows of the Consolidated Companies and the Sterling Borrower for such Fiscal Quarter and for the portion of the Fiscal Year ended at the end of such Fiscal Quarter, presented on a consolidated basis setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Domestic Borrower's and the Sterling Borrower's previous Fiscal Year, all in reasonable detail, and certified by the chief financial officer of the Domestic Borrower that such financial statements fairly present in all material respects the financial condition of the Consolidated Companies and the Sterling Borrower as at the end of such Fiscal Quarter on a consolidated basis, and the results of operations and statements of cash flows of the Consolidated Companies and the Sterling Borrower for such Fiscal Quarter and such portion of the Fiscal Year, in accordance with GAAP consistently applied (subject to normal year-end audit adjustments and the absence of certain footnotes). In addition, as soon as available and in any event within 35 days after the end of each month that is not the end of a Fiscal Quarter and within 45 days after the end of each month that is also the end of a Fiscal Quarter, balance sheets of the Consolidated Companies and the Sterling Borrower as at the end of such month presented on a consolidated basis and the related statements of income, retained earnings and cash flows of the Consolidated Companies and the Sterling Borrower for such month, all in reasonable detail, and certified by the chief financial officer of the Domestic Borrower that such financial statements fairly present in all material respects the financial condition of the Consolidated Companies and the Sterling Borrower as at the end of such month on a consolidated basis, and the results of operations and statements of cash flows of the Consolidated Companies and the Sterling Borrower for such month, in accordance with GAAP consistently applied (subject to normal year-end audit adjustments and the absence of certain footnotes);

                  (c) No Default/Compliance Certificate. Together with the financial statements required pursuant to subsection (a) and with the financial statements required pursuant to subsection (b) above for the Fiscal Quarter or month as applicable, a certificate of a Senior Officer substantially in the form of Exhibit G, to the effect that, based upon a review of the activities of the Consolidated Companies and such financial statements during the period covered thereby, to his knowledge, (i) there exists no Event of Default and no Default under this

         Agreement, or if there exists an Event of Default or a Default hereunder, specifying the nature thereof and the proposed response thereto, (ii) demonstrating in reasonable detail calculations demonstrating compliance with Section 8.08 and Section 9.12 as at the end of such Fiscal Year or such Fiscal Quarter, (iii) stating whether any change in GAAP or the application thereof has occurred since the date of the Domestic Borrower's most recently delivered audited financial statements, (iv) listing the outstanding balance of all Intercompany Notes as of the end of such period, (v) listing the proposed asset sales of the Consolidated Companies, including the projected time table for sales and contracts pending, and (vi) detailing and comparing the current monthly financial statements in narrative form as to the projected financial statements of the Consolidated Companies.

         8. Section 8.10 of the Credit Agreement is hereby amended so as to read as follows:

                  Section 8.10 Subordinated Debt Placement and Sale of Assets.
         (a) On or prior to March 31, 2002, the Administrative Agent shall have received documentation satisfactory to the Administrative Agent and the Lenders evidencing the Domestic Borrower's incurrence of not less than $7,500,000 in new Subordinated Debt (the "Required Subordinated Debt") , plus documentation satisfactory to the Administrative Agent and the Lenders evidencing additional capital equal to the sum of (a) such portion of the Initial Additional Capital that was not generated by the Domestic Borrower on or before July 31, 2001, or thereafter, and (b) such portion of the Secondary Additional Capital that was not generated by Domestic Borrower on or before October 31, 2001, or thereafter, and in the event any Subordinated Debt is included in such generation of capital, it shall mature no earlier than the later of (i) six months after the Revolving Credit Termination Date, (ii) the Term A Loan Maturity Date, and (iii) the Term B Loan Maturity Date which shall have such terms and conditions acceptable to Administrative Agent and the Required Lenders in their sole discretion, including but not limited to, matters involving payment blockage, scheduled payments on the Subordinated Debt, the definition of senior Indebtedness, and standstill provisions. Without limiting the foregoing, all Obligations, including the Obligations to pay principal of and interest on the Loans and L/C Obligations shall constitute senior Indebtedness as that or any similar term is defined in any instrument evidencing or applicable to any Subordinated Debt incurred under this Section 8.10 which shall be entitled to the benefits of the subordination provisions contained in a Subordination Agreement.

                  (b) The Domestic Borrower shall use its best efforts to deliver to Administrative Agent prior to July 31, 2001, documentation satisfactory to the Administrative Agent and the Lenders evidencing the Initial Additional Capital; provided, however, if the Domestic Borrower fails to deliver to Administrative

         Agent prior to July 31, 2001, documentation satisfactory to the Administrative Agent and the Lenders evidencing the Initial Additional Capital, the Applicable Base Rate Margin and the Applicable LIBOR Margin shall be increased by an additional 1.00% per annum; provided, further, the Domestic Borrower shall use its best efforts to deliver to Administrative Agent prior to October 31, 2001, documentation satisfactory to the Administrative Agent and the Lenders evidencing the Secondary Additional Capital; provided, however, if the Domestic Borrower fails to deliver to Administrative Agent prior to October 31, 2001, documentation satisfactory to the Administrative Agent and the Lenders evidencing the Secondary Additional Capital the Applicable Base Rate Margin and the Applicable LIBOR Margin shall be increased by an additional 1.00% per annum.

                  (c) If the Domestic Borrower fails to deliver to Administrative Agent prior to July 31, 2001, documentation satisfactory to the Administrative Agent and the Lenders evidencing the Initial Additional Capital but later delivers satisfactory documentation evidencing the Initial Additional Capital, then the Applicable Base Rate Margin and the Applicable LIBOR Margin shall be decreased by 1.00% per annum. If the Domestic Borrower fails to deliver to Administrative Agent prior to October 31, 2001, documentation satisfactory to the Administrative Agent and the Lenders evidencing the Secondary Additional Capital but later delivers satisfactory documentation evidencing the Secondary Additional Capital, then the Applicable Base Rate Margin and the Applicable LIBOR Margin shall be decreased by 1.00% per annum.

                  (d) Each payment made pursuant to this Section 8.10(b) shall be applied to the Term A Notes or Term B Notes in accordance with
         Section 5.08(e).

         9. Section 8.08 (a) and 8.08 (b) of the Credit Agreement is hereby amended so as to read as follows:

                 Section 8.08  Financial Covenants.

                  (a) Maximum Leverage Ratio. Maintain at all times, calculated as of the last day of each Fiscal Quarter (i) commencing with the Fiscal Quarter beginning on October 1, 2000 through the Fiscal Quarter ending on December 31, 2000, a Leverage Ratio of no greater than 5.5:1.00, (ii) commencing with the Fiscal Quarter beginning on January 1, 2001 through the Fiscal Quarter ending on March 31, 2001, a Leverage Ratio of no greater than 6.75:1.00, (iii) commencing with the Fiscal Quarter beginning on April 1, 2001 through the Fiscal Quarter ending on June 30, 2001, a Leverage Ratio of no greater than 5.5:1.00,
         (iv) commencing with the Fiscal Quarter beginning on July 1, 2001 through the Fiscal Quarter ending on September 30, 2001, a Leverage Ratio of no greater than 4.5:1.00, (iv) commencing with the Fiscal Quarter October 1, 2001 through the Fiscal Quarter ending on December 31, 2001, a Leverage Ratio of no greater than

         3.25:1.00 and (v) commencing with the Fiscal Quarter beginning January 1, 2002, and thereafter, a Leverage Ratio of no greater than 3.25:1.00.

                  (b) Minimum Fixed Charge Coverage Ratio. Maintain at all times, calculated as of the last day of each Fiscal Quarter (i) commencing with the Fiscal Quarter beginning on October 1, 2000 through the Fiscal Quarter ending on December 31, 2000, a Fixed Charge Coverage Ratio of not less than 0.50:1.00, (ii) commencing with the Fiscal Quarter beginning on January 1, 2001 through the Fiscal Quarter ending on March 31, 2001, a Fixed Charge Coverage Ratio of not less than 0.25:1.00, (iii) commencing with the Fiscal Quarter beginning on April 1, 2001 through the Fiscal Quarter ending on June 30, 2001, a Fixed Charge Coverage Ratio of not less than 0.50:1.00, (iv) commencing with the Fiscal Quarter beginning on July 1, 2001 through the Fiscal Quarter ending on September 30, 2001, a Fixed Charge Coverage Ratio of not less than 0.50:1.00, (v) commencing with the Fiscal Quarter beginning on October 1, 2001 through the Fiscal Quarter ending on December 31, 2001, a Fixed Charge Coverage Ratio of not less than .75:1.00, (vi) commencing with the Fiscal Quarter beginning January 1, 2002 through the Fiscal Quarter ending on March 31, 2002, a Fixed Charge Coverage Ratio of not less than 1.00:1.00, (vii) commencing with the Fiscal Quarter beginning on April 1, 2002 through the Fiscal Quarter ending on September 30, 2002, a Fixed Charge Coverage Ratio of not less than 1.20:1.00, and (viii) commencing with the Fiscal Quarter beginning on October 1, 2002 and thereafter, a Fixed Charge Coverage Ratio of not less than 1.30:1.00.

         10. Section 8.09(c) of the Credit Agreement is hereby amended so as to read as follows:

                  (c) The Borrowers (other than the Sterling Borrower) shall use all reasonable endeavors to procure that:

                  (i) the Sterling Borrower delists, converts to a private limited company, completes the Whitewash Procedure, executes the Sterling Borrower Guaranty and the UK Security Amendment Agreement as soon as reasonably and legally practicable and in any event no later than March 31, 2001; and

                  (ii) each member of the Sterling Borrower Group (other than dormant companies) and any other member of the Sterling Borrower Group which is or becomes a Material Foreign Subsidiary after the date hereof, delists where necessary, converts to a private company, completes the Whitewash Procedures and executes a UK Subsidiary Guaranty Accession Agreement and a UK Security Accession Agreement as soon as reasonably and legally practicable and in any event no later than March 31, 2001 (or in the case of any subsequent Material Foreign Subsidiary within the later of March 31, 2001 or two months of its becoming a Material Foreign Subsidiary).

         11. Section 9.03(b) of the Credit Agreement is hereby amended so as to read as follows:

                  (b) Sell, lease, or otherwise dispose of its accounts, property or other assets (including capital stock of Subsidiaries), other than (i) sales, leases or other dispositions of assets by a Borrower to another Credit Party or a Credit Party to a Borrower, (ii) sales, leases or other dispositions of assets by a Subsidiary to a Credit Party or to the Borrower, (iii) sales of inventory in the ordinary course of business, (iv) sales of obsolete, worn out, excessively damaged or unusable equipment, fixtures or inventory and
         (v) sales made in accordance with 8.10(b), the net proceeds of which are paid to the Administrative Agent for the benefit of the Lenders as applied and prescribed in Section 5.08(b);

         12. Section 9.12 of the Credit Agreement is hereby amended so as to read as follows:

                  Section 9.12 Consolidated Capital Expenditures. Without consent of the Required Lenders, make Capital Expenditures during any Fiscal Year in excess of the sum of, (i) $2,250,000, and (ii) Permitted Hong Kong Capital Expenditures.


                                B. MISCELLANEOUS

         1. Except as expressly set forth herein, this Amendment shall be deemed not to waive or modify any provision of the Credit or the other Credit Documents, and all terms of the Credit Agreement, as amended hereby, shall be and shall remain in full force and effect and shall constitute a legal, valid, binding and enforceable obligations of the Borrowers, the Lenders, the Administrative Agent, the Domestic Swingline Lender, the Domestic Issuing Bank, the UK Issuing Bank and the UK Swingline Lender. For the avoidance of doubt, all amendments to the Applicable Base Rate Margin and the Applicable LIBOR Margin contained herein shall apply to all existing Loans and all future Loans. All references to the Credit Agreement shall hereinafter be references to the Credit Agreement as amended by this Amendment.

         3. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA AND ALL APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

         4. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

         5. This Amendment shall be binding on, and shall inure to the benefit of, the successors and assigns of the parties hereto.

         6. In the event that any part of this Agreement shall be found to be illegal or in violation of public policy, or for any reason unenforceable at law, such finding shall not invalidate any other part thereof.

         7.       TIME IS OF THE ESSENCE UNDER THIS AGREEMENT.

         8. The parties agree that their signatures by telecopy or facsimile shall be effective and binding upon them as though executed in ink on paper but that the parties shall exchange original ink signatures promptly following any such delivery by telecopy or facsimile.

         9. The Borrowers agree to pay all costs and expenses of the Administrative Agent and the Lenders incurred in connection with the preparation, execution, delivery and enforcement of this Amendment, including the reasonable fees and out-of-pocket expenses of Administrative Agent's counsel.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first above written.

                                         CATALINA LIGHTING, INC.,
                                         as a Borrower


                                         By: /s/  Robert Hersh
                                             ------------------
                                             Name: Robert Hersh
                                             Title: Chief Executive Officer

                                         CATALINA INTERNATIONAL PLC,
                                                as a Borrower


                                         By: /s/ Robert Hersh
                                             ----------------
                                             Name: Robert Hersh
                                             Title: Director

                                         RING LIMITED (formerly known as
                                         Ring PLC), as a Borrower


                                         By: /s/ Robert Hersh
                                             ----------------
                                             Name: Robert Hersh
                                             Title: Director

                                         SUNTRUST BANK,
                                         as Administrative Agent, as Domestic
                                         Issuing Bank, as Domestic Swingline
                                         Lender, UK Swingline Lender, UK Issuing
                                         Bank and as a Lender


                                         By: /s/ W. David Wisdom
                                             -------------------
                                             Name: W. David Wisdom
                                             Title: Vice President

                                         REPUBLIC BANK, as a Lender



                                          /s/ Brigitta Lawton
                                         -------------------
                                         By: Brigitta Lawton  S.V.P.
                                             -----------------------
                                         Name:

                                         BANK UNITED FSB, as a Lender



                                         ------------------------------
                                         By:
                                         Name:

                                         DRESDNER BANK
                                         LATEINAMERIKA, AG, MIAMI
                                         AGENCY, as a Lender



                                         ------------------------------
                                         By:
                                         Name:

                                         HAMILTON BANK, as a Lender



                                          /s/ Hector F. Ramirez
                                         By: Hector F. Ramirez
                                         Name: Senior Vice President

                                         LASALLE BANK NATIONAL
                                         ASSOCIATION, as a Lender



                                          /s/ Richard Lavina
                                          ------------------
                                         By:
                                         Name:

                                         UNION PLANTERS BANK, N.A.,
                                         as a Lender


                                          /s/ Gus A. Varona
                                          -----------------
                                         By:
                                         Name:

                                    EXHIBIT G

                         FORM OF COMPLIANCE CERTIFICATE

To:  SunTrust Bank, as Agent
     501 East Las Olas Blvd.
     5th Floor
     Ft. Lauderdale, FL  33301
     Attention: Mr. Stephen Derby

Ladies and Gentlemen:

            The undersigned ________________, being the ______________ of
CATALINA LIGHTING, INC., a Florida corporation (referred to herein as the "Domestic Borrower") hereby delivers this Compliance Certificate pursuant to
Section 8.07(c) of that Amended and Restated Revolving Credit and Term Loan Agreement, dated as of September 22, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among the Domestic Borrower, CATALINA INTERNATIONAL PLC, a corporation organized under the laws of England and Wales (Registered in England No. _____) ("Holdings Borrower"), and RING LTD, a corporation organized under the laws of England and Wales (Registered in England No. _______) ("Sterling Borrower"), SUNTRUST BANK, a Georgia banking corporation ("SunTrust"), and the other banks and lending institutions that are signatories to the Credit Agreement (SunTrust and such other banks, lending institutions and insurance companies, collectively, the "Lenders"), SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (the "Administrative Agent"), as Domestic Issuing Bank (the "Domestic Issuing Bank") and as the Domestic Swingline Lender (the "Domestic Swingline Lender"), and SunTrust Bank, as UK Issuing Bank (the "UK Issuing Bank"), and as UK Swingline Lender (the "UK Swingline Lender"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

         1. The officer executing this certificate is the ___________________ of the Domestic Borrower and as such is duly authorized to execute and deliver this Certificate on behalf of the Consolidated Companies.

         2. The calculations set forth on the Attachment hereto are true and accurate computations of the financial covenants and tests as set forth in the Credit Agreement.

         3.       As of the date hereof no Default or Event of Default exists.

         Dated this ___ day of ____________, ____.


                                          -----------------------------------
                                          Name:
                                          Title:

                      ATTACHMENT TO COMPLIANCE CERTIFICATE
                  ALL TERMS USED HEREIN SHALL HAVE THE MEANING
                 ASCRIBED TO SUCH TERMS IN THE CREDIT AGREEMENT

A.       LEVERAGE RATIO

1.       Indebtedness of the Consolidated Companies (Sum of paragraphs (a) - (i) below):   $_________

         (a)       All obligations of the Consolidated Companies for borrowed money:       $_________

         (b)       All obligations of the Consolidated Companies evidenced by bonds debentures notes, drafts, bankers' acceptances or other
                   similar instruments:                                                    $_________

         (c)       All obligations of the Consolidated Companies to pay the
                   deferred purchase price of property or services (other than trade accounts payable that are not past due by more than
                   ninety (90) days and other obligations accrued in the
                   ordinary course of business and earn-outs or similar
                   arrangements):                                                          $_________

         (d)       All  obligations of the  Consolidated  Companies under leases required
                   to be capitalized under GAAP:                                           $_________

         (e) All obligations or liabilities of others secured by any Lien upon property of the Consolidated Companies whether or not such obligation $_________ or liability is assumed:

         (f)       All  obligations  of the  Consolidated  Companies  under Interest Rate
                   Contracts or Currency Contracts:                                        $_________

         (g)       All obligations of the Consolidated Companies in respect of letters of credit (including all contingent reimbursement
                   obligations, whether or not any draws under such letters of credit have been presented for payment) and all drafts,
                   bankers acceptances or similar instruments issued in
                   connection therewith:                                                   $_________

         (h)       The aggregate development, construction and acquisition cost of property leased to the Consolidated Companies pursuant to a Synthetic Lease and all obligations of such person with
                   respect to asset securitization programs:                               $_________

2.       50% of aggregate L/C Obligations of Eligible Trade L/Cs for the
         Consolidated Companies:                                                           $_________

3.       Consolidated Total Debt
         Line 1 minus Line 2                                                               $_________

4.       Consolidated EBITDA (sum of paragraphs (a) - (b) plus (c), (d), or (e) as
         applicable below):                                                                $_________
         (a)         Consolidated Net Income for such period,                              $_________

         (b)         (To the extent deducted in determining Consolidated Net Income)

                              (i)      Consolidated Tax Expense for such period,           $_________

                              (ii)     Consolidated Interest Expense for such period,      $_________

                              (iii)    Consolidated Depreciation for such period,          $_________

                              (iv)     Consolidated Amortization for such period, and      $_________

                              (v)      Other non-cash charges determined on a              $_________
                                       consolidated basis in accordance with GAAP

         (c)         For the period ending on the last day of the fourth Fiscal Quarter of Fiscal Year 2000, $976,000 for a severance payment to William C.
                     Stewart                                                               $_________
         (d)         For the periods ending on the last day of each of the
                     _____, _____ and ____ Fiscal Quarters of the Fiscal Year
                     _____, $583,000 for losses incurred in connection with the
                     sale of M&F Components; and                                           $_________
         (e)         For the periods ending on the last day of Fiscal Quarter during
                     Fiscal Year 2001 and Fiscal Year 2002, $250,000 for payments under
                     the non compete agreement with  William C. Stewart.                   $_________
                     For the period beginning on September 30, 2000 through June 20,
         (f)         2001, the Sterling Borrower public company expenses up to an
                     aggregate annual amount of $500,000.                                  $_________

         (g)         For the period beginning on September 30, 2000 through March 31,      $_________
                     2001, legal and investment advisory fees incurred by Ring PLC with respect to its sale to Domestic Borrower up to an aggregate annual amount of $739,257.
         (h)         For the period beginning on September 30, 2000, through March 31,
                     2001, any Pension Expense associated with the sale of the
                     Engineering Division up to an aggregate annual amount of $578,687.    $_________

5.       Leverage Ratio (ratio of Line 3 to Line 4):                  __________

6.       Maximum Leverage Ratio:

                  (i) Commencing with the Fiscal Quarter beginning on October 1, 2000 through the Fiscal Quarter ending on December 31, 2000, a Leverage Ratio of no greater than 5.5:1.00,

                  (ii) Commencing with the Fiscal Quarter beginning on January 1, 2001 through the Fiscal Quarter ending on March 31, 2001, a Leverage Ratio of no greater than 6.75:1.00,

                  (iii) Commencing with the Fiscal Quarter beginning on April 1, 2001 through the Fiscal Quarter ending on June 30, 2001, a Leverage Ratio of no greater than 5.5:1.00,

                  (iii) Commencing with the Fiscal Quarter beginning on July 1, 2001 through the Fiscal Quarter ending on September 30, 2001, a Leverage Ratio of no greater than 4.5:1.00,

                  (iv) Commencing with the Fiscal Quarter beginning on July 1, 2001 through the Fiscal Quarter ending on September 30, 2001, a Leverage Ratio of no greater than 4.5:1.00,

                  (v) Commencing with the Fiscal Quarter October 1, 2001 through the Fiscal Quarter ending on December 31, 2001, a Leverage Ratio of no greater than 3.25:1.00, and

                  (vi) Commencing with the Fiscal Quarter beginning January 1, 2002, and thereafter, a Leverage Ratio of no greater than 3.25:1.00.

7.       Default Indicated?         __________



B.       FIXED CHARGE COVERAGE RATIO

1.       Consolidated EBITDA:                                          $________

2.       Consolidated Capital Expenditures (excluding Permitted
         Go-Gro Capital Expenditures):                                 $________

3.       Consolidated Cash Tax Expense paid:                           $________

4.       Item 1 minus Item 2 minus Item 3:                             $________

5.       The greater of Item 4 or $0:                                  $________

6.       Consolidated Interest Expense:                                $________

7.       Current maturities of Consolidated Total Debt:                $________

8.       Current maturities of Capital Leases:                         $________

9.       Ring Preferred Dividends:                                     $________

10.      Item 6 plus Item 7 plus Item 8 plus Item 9:                   $________

11.      Fixed Charge Coverage Ratio- ratio of Item 5 to 10:           ________

12.      Minimum Fixed Charge Coverage Ratio

                  (i) Commencing with the Fiscal Quarter beginning on October 1, 2000 through the Fiscal Quarter ending on December 31, 2000, a Fixed Charge Coverage Ratio of not less than 0.50:1.00,

                  (ii) Commencing with the Fiscal Quarter beginning on January 1, 2001 through the Fiscal Quarter ending on March 31, 2001, a Fixed Charge Coverage Ratio of not less than 0.25:1.00,

                  (iii) Commencing with the Fiscal Quarter beginning on April 1, 2001 through the Fiscal Quarter ending on June 30, 2001, a Fixed Charge Coverage Ratio of not less than 0.50:1.00,

                  (iv) Commencing with the Fiscal Quarter beginning on July 1, 2001 through the Fiscal Quarter ending on September 30, 2001, a Fixed Charge Coverage Ratio of not less than 0.50:1.00,

                  (v) Commencing with the Fiscal Quarter beginning on October 1, 2001 through the Fiscal Quarter ending on December 31, 2001, a Fixed Charge Coverage Ratio of not less than .75:1.00,

                  (vi) Commencing with the Fiscal Quarter beginning January 1, 2002 through the Fiscal Quarter ending on March 31, 2002, a Fixed Charge Coverage Ratio of not less than 1.00:1.00,

                  (vii) Commencing with the Fiscal Quarter beginning on April 1, 2002 through the Fiscal Quarter ending on September 30, 2002, a Fixed Charge Coverage Ratio of not less than 1.20:1.00, and

                  (viii) Commencing with the Fiscal Quarter beginning on October 1, 2002 and thereafter, a Fixed Charge Coverage Ratio of not less than 1.30:1.00.

13.      Default Indicated?  __________


C.       CONSOLIDATED NET WORTH

1.       Initial Minimum Compliance Level                           $43,000,000

2.       After September 30, 2000, 50% of Consolidated Net          $_________
         Income (if positive)

3.       Required Consolidated Net Worth (Item 1 plus Item 2)       $_________
                                                 ----

4.       Total stockholders equity of consolidated companies        $_________

5.       Default Indicated?         __________

D.       CONSOLIDATED CAPITAL EXPENDITURES (Calendar Year End Only)

1.       Permitted Go-Gro Capital Expenditures                        $_________

                   Calendar Year                       Amount Allowed
                   -------------                       --------------

                   Calendar Year ending
                   December 31, 2000                   $5,000,000

                   Calendar Year ending
                   December 31, 2001                   $5,000,000

2.       $2,250,000

3.       Permitted Consolidated Capital Expenditures- Item 1 plus
         Item 2                                                       $_________

4.       Actual Consolidated Capital Expenditures                     $_________

5.       Default Indicated?         __________



E.       EXCESS CASH FLOW (Fiscal Year end only)

1.       Consolidated EBITDA                                          $_________

2.       Consolidated Interest Expense                                $_________

3.       Principal Payments made on Consolidated Total Debt           $_________

4.       Consolidated Cash Tax Expense                                $_________

5.       Consolidated Capital Expenditures                            $_________
         (not to exceed $2,250,000 plus Permitted Hong Kong Capital
         Expenditures)

6.       Sum of Item 2 plus Item 3 plus Item 4 plus Item 5            $_________

7.       Extraordinary gains and/or losses                            $_________

8.       Changes in consolidated working capital                      $_________

9.       Excess Cash Flow- Item 1 minus Item 6 plus or minus
         Item 7 plus or minus Item 8                                  $_________

10.      Default Indicated?             __________

F.       LISTING OF PROPOSED ASSETS SALES (MONTH END):

                  [LIST]

G.       NARRATIVE OF MONTHLY FINANCIALS COMPARED TO
         PROJECTIONS (MONTH END)